SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2025

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	IQST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 1.01	Entry into a Material Definitive Agreement

On July 3, 2025, iQSTEL Inc. (the “Company”) executed two separate Debt Exchange Agreements (collectively, the “Exchange Agreements”) with M2B Funding Corp. and ADI Funding LLC (collectively, the “Creditors”). Pursuant to the Exchange Agreements, the Company exchanged an aggregate of $3,546,136 in outstanding debt of the Creditors, consisting of principal and accrued but unpaid interest on certain promissory notes, for a total of 37,110 shares of the Company’s newly amended Series D Preferred Stock.

The Exchange Agreements were entered into to reduce the Company’s debt obligations and to strengthen its balance sheet.

The number of shares of Series D Preferred issued to each Creditor was determined by dividing the respective debt amount by the lowest End-of-Day Volume-Weighted Average Price (EOD VWAP) of the Company’s common stock for the 10 trading days prior to July 3, 2025, less a 20% discount, divided by 12.5.

The Company has agreed to file a resale registration statement for the common stock underlying the Series D Preferred Stock within 45 days of July 3, 2025, on a best-efforts basis, pursuant to registration rights agreements with the Creditors.

Terms of the Series D Preferred Stock

On July 7, 2025, the Company filed a First Amended and Restated Certificate of Designation for the Series D Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Nevada to amend and restate the terms of its Series D Preferred Stock, originally established on November 3, 2023, increasing the authorized shares from 75,000 to 100,000 and revising the terms as described below. The amended terms govern the 37,110 shares issued to the Creditors and include the following key provisions:

•	Dividend Rights: 12% cumulative dividend, payable as, when, and if declared by the Board of Directors, calculated on a 360-day year, accruing from the date of issuance and ceasing the day prior to conversion, with pro rata dividends for partial-year holdings.

•	Conversion Rights: Following three months from the issuance date, the Series D Preferred Stock is convertible into common stock at a rate of 12.5 shares of common stock per share, subject to adjustment for stock splits, dividends, or reorganizations, removing the prior requirement for conversion only upon a note default.

•	Redemption Provisions: Optional redemption by the Company at 105% of the price paid by the holder, upon not more than three trading days’ notice.

•	Liquidation Preference: Senior to common stock, Series A Preferred Stock, and Series C Preferred Stock, and on parity with Series B Preferred Stock, in any liquidation, dissolution, or winding up of the Company.

•	Voting Rights: No voting rights, except as required by law or for amendments to the Certificate of Designation or Articles of Incorporation that would alter the Series D Preferred Stock’s rights.

•	Leak-Out Restriction: After three months, conversions to common stock and sales are limited to 10% of the average daily trading volume of the Company’s common stock per holder.

The foregoing description of the Certificate of Designation and Exchange Agreements is qualified in its entirety by reference to the full text of the Certificate of Designation and Exchange Agreements, copies of which are filed as Exhibits 3.1, 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

On July 8, 2025, the Company issued 37,110 shares of Series D Preferred Stock, which include certain financial obligations. The Series D Preferred Stock carries a 12% cumulative dividend, payable as, when, and if declared by the Board of Directors, calculated on a 360-day year consisting of twelve 30-day months. The dividends accrue from the date of issuance and cease accruing the day prior to any conversion into common stock. Additionally, the Series D Preferred Stock is subject to optional redemption by the Company at 105% of the price paid by the holders, upon not more than three trading days’ prior written notice. Additional terms of the Series D Preferred Stock are described in Item 1.01 above and in the Certificate of Designation, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance of the Series D Preferred Stock and any shares of Common Stock issuable upon conversion of the Series D Preferred Stock was made pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, and the rules promulgated thereunder.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Items 1.01 and 2.03 related to the Certificate of Designation and the terms of the Series D Preferred Stock is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Exchange Agreements as described in Item 1.01 above, on July 7, 2025, the Company filed with the Secretary of State of the State of Nevada the Certificate of Designation. The information contained in Item 1.01 related to the Certificate of Designation and the terms of the Series D Preferred Stock is hereby incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

On July 9, 2025, the Company issued a press release relating to the information set forth above, a copy of which is furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation for the Series D Preferred Stock, dated July 7, 2025
10.1	Debt Exchange Agreement with ADI Funding, LLC, dated July 3, 2025
10.2	Debt Exchange Agreement with M2B Funding Corp., dated July 3, 2025
99.1	Press Release, dated July 9, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date: July 9, 2025

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